UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________
FORM 8-K
_________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 10, 2020
__________________________________________
U.S. Silica Holdings, Inc.
(Exact name of registrant as specified in its charter)
 __________________________________________
Delaware
(State or other jurisdiction of incorporation)

001-35416	26-3718801
(Commission File Number)	(IRS Employer Identification No.)

24275 Katy Freeway, Suite 600	Katy	Texas	77494
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (281) 258-2170
                  ___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	SLCA	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 7, 2020, U.S Silica Holdings, Inc. (the “Company”) promoted Bradford B. Casper, Executive Vice President and Chief Commercial Officer to the role of President in connection with the Company’s long-term succession planning. Bryan Shinn will continue as the Company’s Chief Executive Officer, and Mr. Casper will continue to report to Mr. Shinn.

Mr. Casper, age 45, previously served as the Company’s Chief Commercial Officer since May 2015 and as an Executive Vice President since July 2016. He was Vice President of Strategic Planning from May 2011 until his promotion to Chief Commercial Officer in May 2015. Before joining U.S. Silica, Mr. Casper was at Bain & Company, Inc., where he held various positions from 2002 to May 2011 in the United States, Australia and Hong Kong, most recently serving as a Principal from July 2010 to May 2011. Mr. Casper earned a B.S. in Accounting from the University of Illinois at Urbana-Champaign and an M.B.A. from the Wharton School at the University of Pennsylvania.

There are no arrangements or understandings between Mr. Casper and any other persons pursuant to which he was appointed as the President of the Company, and Mr. Casper has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Casper does not have a familial relationship with any member of the board of directors or any executive officer of the Company.

In connection with Mr. Casper’s appointment as President, the Compensation Committee of the Company’s Board of Directors approved (i) increasing Mr. Casper’s base salary from $450,000 to $500,000; (ii) increasing Mr. Casper’s annual non-equity incentive target from $450,000 to $500,000; (iii) increasing Mr. Casper’s long-term incentive compensation target from $1,300,000 to $1,400,000; and (iv) a one-time cash incentive payment of $150,000.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 10, 2020

U.S. SILICA HOLDINGS, INC.

/s/ W. Andrew Macan
W. Andrew Macan
Senior Vice President, General Counsel & Corporate Secretary